UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM 8-K
                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               June 1, 2012

                             ----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of (Commission File              (IRS Employer
incorporation)                       Number)            Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

BMO Harris Facility
-------------------

On June 1, 2012, Werner Enterprises, Inc. (the "Company"), as borrower, entered into a credit agreement for a new $75 million five-year credit facility (the "BMO Harris Facility") with BMO Harris Bank N.A. ("BMO Harris"), as lender.

The BMO Harris Facility replaces the Company's prior $50 million credit facility with the Branch Banking & Trust Company ("BB&T"), as lender, that expired on May 31, 2012 (the "BB&T Facility"). As of the date of termination, the Company had no obligations or outstanding borrowings and was in compliance with all applicable financial covenants under the BB&T Facility. (Pursuant to General Instruction B.3 to Form 8-K, the information regarding the BB&T Facility contained in Note 2 of the Notes to Consolidated Financial Statements (Unaudited) included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2012 (the "Form 10-Q") and disclosed under Item 2.03 of the Company's Current Report on Form 8-K dated June 1, 2009 is incorporated by reference herein.)

The BMO Harris Facility is an unsecured revolving credit facility of $75 million and expires on May 31, 2017. The proceeds of the BMO Harris Facility may be used for the Company's general corporate purposes. The BMO Harris Facility permits the Company to borrow funds and issue letters of credit of up to $75 million in the aggregate (letters of credit shall not exceed $25 million), and availability of such funds under the BMO Harris Facility is conditional upon various customary terms and covenants. Such covenants include, among other things, two financial covenants requiring the Company (i) not to exceed a maximum ratio of total debt to total capitalization and (ii) not to exceed a maximum ratio of total funded debt to earnings before interest, income taxes, depreciation and amortization. A violation of such terms and covenants could result in a default under the BMO Harris Facility. In the event of default, BMO Harris (i) will not be obligated to make loans to the Company, (ii) could require the Company to immediately repay any then-outstanding debt (including any accrued interest) and (iii) could require the Company to immediately deliver cash collateral for any then-outstanding letters of credit.

Any amounts drawn under the BMO Harris Facility will bear interest at a variable rate based on the daily London Interbank Offered Rate ("LIBOR") plus a margin of 0.70%. Such borrowed amounts and interest would be due and payable in full on May 31, 2017. The BMO Harris Facility also requires the Company to pay BMO Harris (i) an annualized letter of credit fee of 0.70% per annum based upon the face amount of each letter of credit outstanding and (ii) a nonrefundable unused commitment fee of 0.10% per annum on the average daily unused amount of the commitment available for borrowing. No borrowings have been made and no letters of credit have been issued under the BMO Harris Facility to date.

2012 Wells Fargo Facility
-------------------------

On June 1, 2012, the Company, as borrower, entered into a new credit agreement for a $175 million four-year credit facility (the "2012 Wells Fargo Facility") with Wells Fargo Bank, National Association ("Wells Fargo"), as lender. The 2012 Wells Fargo Facility replaces the Company's prior $175 million credit facility with Wells Fargo, dated May 16, 2003, as amended from time to time (the "2003 Wells Fargo Facility"). Upon effectiveness of the 2012 Wells Fargo Facility, the Company terminated the 2003 Wells Fargo Facility. As of June 1, 2012, the Company was in compliance with all applicable financial covenants under both the 2003 and 2012 Wells Fargo Facilities, had $40 million in outstanding borrowings, and the credit available is further reduced by $37.9 million in letters of credit under which the Company is obligated. (Pursuant to General Instruction B.3 to Form 8-K, the information regarding the 2003 Wells Fargo Facility contained in Note 2 of the Notes to Consolidated Financial Statements (Unaudited) included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2012 (the "Form 10-Q") and disclosed under Item 2.03 of the Company's Current Report on Form 8-K dated December 1, 2010 is incorporated by reference herein.)

The 2012 Wells Fargo Facility is an unsecured revolving credit facility of $175 million and expires on May 31, 2016. The proceeds of the 2012 Wells Fargo Facility may be used for the Company's general corporate purposes. The 2012 Wells Fargo Facility permits the Company to borrow funds and issue letters of credit of up to $175 million in the aggregate, and availability of such funds under the 2012 Wells Fargo Facility is conditional upon various customary terms and covenants. Such covenants are substantially the same as those in the 2003 Wells Fargo Facility and include, among other things, two financial covenants requiring the Company (i) not to exceed a maximum ratio of total debt to total capitalization and (ii) not to exceed a maximum ratio of total funded debt to earnings before interest, income taxes, depreciation and amortization. A violation of such terms and covenants could result in a default under the 2012 Wells Fargo Facility. In the event of default, Wells Fargo (i) will not be obligated to make loans to the Company and (ii) could require the Company to immediately repay all indebtedness.

Any amounts drawn under the 2012 Wells Fargo Facility will bear interest at a variable rate based on the daily LIBOR plus a margin of 0.60%. Such borrowed amounts and interest would be due and payable in full on May 31, 2016. The 2012 Wells Fargo Facility also requires the Company to pay Wells Fargo (i) an annualized letter of credit fee of 0.60% based upon the face amount of each letter of credit outstanding and (ii) a nonrefundable unused commitment fee of 0.085% per annum on the average daily unused amount of the commitment available for borrowing.

The foregoing (including the agreements described herein) may contain forward-looking statements within the meaning of Section 27A of the

Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to Werner's management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in Werner's Annual Report on Form 10-K for the year ended December 31, 2011. For those reasons, undue reliance should not be placed on any forward-looking statement. Werner assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.


                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.

Date:      June 1, 2012                 By:  /s/ John J. Steele
        ------------------                   ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      June 1, 2012                 By:  /s/ James L. Johnson
        ------------------                   ------------------------------
                                             James L. Johnson
                                             Executive Vice President,
                                              Chief Accounting Officer and
                                              Corporate Secretary